                                   [GRAPHIC]


[GRAPHIC]
                                   Smith Barney
                                   Fundamental
                                   Value Fund Inc.
                                   ---------------------------------------------
                                                SEMI-ANNUAL REPORT
                                   ---------------------------------------------

                                   March 31, 1998

                            [LOGO] Smith Barney Mutual Funds
                                   Investing for your future.
                                   Every day.(SM)

Smith Barney Fundamental
Value Fund Inc.
================================================================================

================================================================================
The Smith Barney Fundamental Value Fund Inc. ("Fund") seeks long-term growth of capital, with current income as a secondary objective. The Fund invests primarily in the stocks of companies believed to be attractively priced relative to the true value of their assets or business prospects.

Smith Barney Fundamental Value Fund Inc.
Average Annual Total Returns March 31, 1998

                                           Without Sales Charges*
                              --------------------------------------------------
                              Class A             Class B            Class C
================================================================================
Six-Month+                      4.69%              4.20%               4.30%
--------------------------------------------------------------------------------
One-Year                       22.34              21.36               21.38
--------------------------------------------------------------------------------
Five-Year                      16.53              15.67                N/A
--------------------------------------------------------------------------------
Ten-Year                       15.62               N/A                 N/A
--------------------------------------------------------------------------------
Since Inception++              14.54              16.93               15.47
================================================================================

                                          With Sales Charges**
                              --------------------------------------------------
                              Class A             Class B            Class C
================================================================================
                                                                      C>
Six-Month+                     (0.56)%           (0.75)%               3.31%
--------------------------------------------------------------------------------
One-Year                       16.24             16.36                20.38
--------------------------------------------------------------------------------
Five-Year                      15.35             15.55                 N/A
--------------------------------------------------------------------------------
Ten-Year                       15.02              N/A                  N/A
--------------------------------------------------------------------------------
Since Inception++              14.19             16.93                15.47
================================================================================

* Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

** Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and C shares are November 12, 1981, November 6, 1992 and August 10, 1993, respectively.

================================================================================
FUND HIGHLIGHT
================================================================================

We remain committed to our value investing style. (Value investing means investing in stocks that are selling for less than their true intrinsic value, in the belief that the market will eventually recognize their value.) Moreover, we have also maintained a relatively large cash position during the year in order to provide us with some downside protection in the event of a market downturn. The Fund's defensive investment strategy penalized performance relative to the major stock market averages during the reporting period.

================================================================================
NASDAQ SYMBOL
================================================================================

           Class A                      SHFVX
           Class B                      SFVBX
           Class C                      SFVCX



================================================================================
WHAT'S INSIDE
================================================================================

Shareholder Letter ...........................................................1

Historical Performance........................................................4

Smith Barney Fundamental Value Fund Inc.
at a Glance ..................................................................6

Schedule of Investments.......................................................7

Statement of Assets and Liabilities..........................................10

Statement of Operations......................................................11

Statements of Changes in Net Assets..........................................12

Notes to Financial Statements................................................13

Financial Highlights ........................................................17

================================================================================
Shareholder Letter
================================================================================

[PHOTO]                  [PHOTO]

HEATH B.                 JOHN G.
MCLENDON                 GOODE

Chairman                 Vice President and
                         Investment Officer

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Fundamental Value Fund Inc. ("Fund") for the period ended March 31, 1998. In this report we have summarized the period's prevailing economic and market conditions and outlined our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.

Performance Update

For the six-months ended March 31, 1998, the Class A, B, and C shares of the Fundamental Value Fund generated total returns of 4.69%, 4.20% and 4.30% without sales charges, respectively. In comparison, the Standard & Poor's 500 Composite Index ("S&P 500") had a total return of 17.21% over the same period. (The S&P 500 is a capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.)

We remain committed to our value investing style. (Value investing means investing in stocks that are selling for less than their true intrinsic value, in the belief that the market will eventually recognize their value.) Moreover, we have also maintained a relatively large cash position during the period in order to provide us with some downside protection in the event of a market downturn. The Fund's defensive investment strategy penalized performance relative to the major stock market averages during the reporting period.

Market Overview

The principal market conditions that prevailed for most of the last year included the enthusiasm by fund investors for large-capitalization stocks within the S&P 500. These companies were seen as beneficiaries of positive growth both domestically and globally and their share price appreciation substantially exceeded their earnings gains during the year. As a result, the top 50 companies in the S&P 500 now have P/E ratios more than 3 times their underlying growth rates. (The P/E ratio, or price-to-earnings ratio, is a common method used by investors to determine a stock's relative value. The P/E ratio compares a stock's price to its earnings per share.) These 50 companies (i.e., roughly 10% of the total in the index) accounted for more than 50% of the S&P 500's appreciation.

It has been our conviction that the U.S. economy is stronger than many economists have believed. Labor markets continue to signal growing tightness amidst robust economic conditions in the U.S. As value managers, we began to shift assets toward those companies whose prices we believed were attractive and whose operations would be clear beneficiaries of the economic conditions we expected so far this year.

The currency crisis in Asia and the sharp declines in projected growth rates for many economies such as Korea and Taiwan led many investors to expect this would limit growth in the world economy and slow the U.S. economy as well in 1998. As a result, our overweighted position in energy and basic industry stocks caused the Fund to perform poorly in the final calendar quarter of 1997. Yet, we continue to believe that these issues are among the best relative values in the market today and that the U.S. economy continues to grow strongly as evidenced by growing shortages in many labor markets.


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       1

In addition, our proprietary studies indicated that the best values in the market were in smaller and mid-cap stocks. Currently 30% of the Fund's portfolio is invested in these types of companies. In a period when there was growing demand for "safe havens" whether they are large, liquid common stocks or U.S. Treasury bonds, the performance of most smaller companies in the stock market lagged that of larger ones. Given the P/E expansion that has taken place, we remain confident that the value stocks we have identified should do much better in an absolute and relative sense for the remainder of 1998.

Investment Strategy and Portfolio Changes

During the last year we expanded our holdings in select cable TV and entertainment stocks. We have also added to our energy weighting including positions in energy services companies. Our positions in paper, aluminum, and gold were either added or increased in 1997 as well.

In recent years, many technology companies have doubled their capital expenditures using revenues as a base. As a result, capacity additions have been very large and growth rates for many end markets, including personal computers, appear to be slowing. We chose to reduce our holdings in technology although we recognize this market sector still has outstanding long-term growth prospects.

Finally, we reduced our real estate investment trust ("REIT") holdings during 1997. This sector had outperformed the general market in 1996 and many REIT managements decided that they would raise additional capital. This additional supply as well as the overall sector's sharp appreciation in the previous 12 months caused us to reduce our REIT holdings.

Market Outlook

We have strong convictions about the stock market regarding the next six months and beyond. When the largest 50-100 stocks in the S&P 500 are compared with many other stocks, we believe the value differences are as wide as they have been for 25 years. P/E expansion has caused a number of S&P 500 stocks to sell for 40x-50x earnings or more. We believe these valuations are stretched. Moreover, we remain convinced that a value approach should provide our shareholders with attractive risk-adjusted returns in the next few years.

There are other core beliefs we maintain that investors should understand. Inflation has been declining for more than 15 years and the general consensus is that inflation is "dead." During the last few years, the U.S. Treasury issued 10-year, inflation-adjusted bonds. Currently, the pricing on these bonds indicates that the market believes that the annual rate of inflation will average 2% in the next decade. This is a heroic bet to make in a democracy like ours. If the inflationary 1970s are eliminated from the calculation, the average inflation rate since 1950 was greater than 3%.

The message is simple: We probably have seen the best news on inflation and possibly interest rates. If our expectations prove to be true, different types of stocks and sectors of the market should perform well over the next three to five years. For example, natural resource companies underperformed the market over the last decade by 8% per year when compared to the S&P 500. This group will likely do better if the annual rate of inflation averages 3%-4%, which we believe is possible in the next decade.

Small-to-mid-cap stocks have underperformed by 6%-7% per year, compared to the S&P 500, since 1994. As noted, virtually all of this underperformance is attributable to the P/E expansion accorded the earnings of the largest multinational companies that comprise the largest weightings in the S&P 500. This is unlikely to continue given the high P/E ratios of many S&P 500 components. In fact, if interest rates and inflation stabilize and move up even modestly, P/E compression may occur for many high P/E stocks.

In closing, we believe small- and mid-cap stocks, international issues in some cases, and natural resource stocks may be among the market groups that will outperform the S&P 500. In fact, we feel these

--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders
areas of the market should significantly outperform the S&P 500 in the next few years.

Thank you for investing in the Smith Barney Fundamental Value Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,



/s/ Heath B. McLendon      /s/ John G. Goode

Heath B. McLendon          John G. Goode
Chairman                   Vice President and
                           Investment Officer

April 20, 1998


================================================================================
Top Ten Holdings*                                           As of March 31, 1998
================================================================================
 1.  Wal-Mart Stores, Inc.                                                  4.6%
--------------------------------------------------------------------------------
 2.  Adobe Systems, Inc.                                                    3.8
--------------------------------------------------------------------------------
 3.  American International Group, Inc.                                     3.7
--------------------------------------------------------------------------------
 4.  Aluminum Co. of America                                                3.3
--------------------------------------------------------------------------------
 5.  American Express Co.                                                   3.2
--------------------------------------------------------------------------------
 6.  BankAmerica Corp.                                                      3.2
--------------------------------------------------------------------------------
 7.  American Telephone & Telegraph Corp.                                   3.1
--------------------------------------------------------------------------------
 8.  Citicorp, Inc.                                                         3.0
--------------------------------------------------------------------------------
 9.  Tele-Communications, Inc., Class A Shares                              2.9
--------------------------------------------------------------------------------
 10. Georgia-Pacific Group                                                  2.9
--------------------------------------------------------------------------------

* As a percentage of total common stock.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       3

=======================================================================================================================
Historical Performance -- Class A Shares
=======================================================================================================================

                                             Net Asset Value
                                        --------------------------
                                        Beginning           End             Income         Capital Gain        Total
Period Ended                            of Period        of Period         Dividends       Distributions     Returns(1)
=======================================================================================================================
3/31/98                                  $11.37           $11.22            $0.10             $0.54            4.69%+
-----------------------------------------------------------------------------------------------------------------------
9/30/97                                    9.31            11.37             0.13              0.44           29.53
-----------------------------------------------------------------------------------------------------------------------
9/30/96                                    8.66             9.31             0.19              0.37           14.73
-----------------------------------------------------------------------------------------------------------------------
9/30/95                                    8.20             8.66             0.13              0.81           19.94
-----------------------------------------------------------------------------------------------------------------------
9/30/94                                    8.42             8.20             0.08              0.53            4.92
-----------------------------------------------------------------------------------------------------------------------
9/30/93                                    7.22             8.42             0.06              0.46           25.23
-----------------------------------------------------------------------------------------------------------------------
9/30/92                                    6.47             7.22             0.14              0.00           14.01
-----------------------------------------------------------------------------------------------------------------------
9/30/91                                    5.34             6.47             0.23              0.29           33.47
-----------------------------------------------------------------------------------------------------------------------
9/30/90                                    7.15             5.34             0.18              0.57          (16.25)
-----------------------------------------------------------------------------------------------------------------------
9/30/89                                    6.23             7.15             0.10              0.33           23.26
-----------------------------------------------------------------------------------------------------------------------
9/30/88                                    8.36             6.23             0.26              1.03           (6.92)
=======================================================================================================================
  Total                                                                     $1.60             $5.37
=======================================================================================================================
=======================================================================================================================
Historical Performance -- Class B Shares
=======================================================================================================================

                                             Net Asset Value
                                        --------------------------
                                        Beginning           End             Income         Capital Gain        Total
Period Ended                            of Period        of Period         Dividends       Distributions     Returns(1)
=======================================================================================================================
3/31/98                                  $11.31           $11.19            $0.02             $0.54            4.20%+
-----------------------------------------------------------------------------------------------------------------------
9/30/97                                    9.26            11.31             0.06              0.44           28.62
-----------------------------------------------------------------------------------------------------------------------
9/30/96                                    8.62             9.26             0.13              0.37           13.82
-----------------------------------------------------------------------------------------------------------------------
9/30/95                                    8.16             8.62             0.08              0.81           19.19
-----------------------------------------------------------------------------------------------------------------------
9/30/94                                    8.37             8.16             0.02              0.53            4.21
-----------------------------------------------------------------------------------------------------------------------
Inception* --  9/30/93                     7.31             8.37             0.05              0.46           22.82+
=======================================================================================================================
  Total                                                                     $0.36             $3.15
=======================================================================================================================
=======================================================================================================================
Historical Performance -- Class C Shares
=======================================================================================================================

                                             Net Asset Value
                                        --------------------------
                                        Beginning           End             Income         Capital Gain        Total
Period Ended                            of Period        of Period         Dividends       Distributions     Returns(1)
=======================================================================================================================
3/31/98                                  $11.30           $11.19            $0.02             $0.54            4.30%+
-----------------------------------------------------------------------------------------------------------------------
9/30/97                                    9.26            11.30             0.06              0.44           28.52
-----------------------------------------------------------------------------------------------------------------------
9/30/96                                    8.62             9.26             0.13              0.37           13.82
-----------------------------------------------------------------------------------------------------------------------
9/30/95                                    8.16             8.62             0.09              0.81           19.33
-----------------------------------------------------------------------------------------------------------------------
9/30/94                                    8.37             8.16             0.02              0.53            4.24
-----------------------------------------------------------------------------------------------------------------------
Inception* --  9/30/93                     8.15             8.37             0.00              0.00            2.70+
=======================================================================================================================
  Total                                                                     $0.32             $2.69
=======================================================================================================================


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

=======================================================================================================================
Historical Performance -- Class Y Shares
=======================================================================================================================

                                             Net Asset Value
                                        --------------------------
                                        Beginning           End             Income         Capital Gain        Total
Period Ended                            of Period        of Period         Dividends       Distributions     Returns(1)
=======================================================================================================================
3/31/98                                  $11.40           $11.23            $0.14             $0.54            3.65%+
-----------------------------------------------------------------------------------------------------------------------
9/30/97                                    9.32            11.40             0.16              0.44           30.06
-----------------------------------------------------------------------------------------------------------------------
Inception* --  9/30/96                     8.54             9.32             0.00              0.00            9.13+++
=======================================================================================================================
  Total                                                                     $0.30             $0.98
=======================================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

=============================================================================================================
Average Annual Total Return
=============================================================================================================

                                                                 Without Sales Charge(1)
                                            -----------------------------------------------------------------
                                            Class A           Class B           Class C            Class Y
=============================================================================================================
Six Months Ended 3/31/98+                     4.69%             4.20%             4.30%              3.65%
-------------------------------------------------------------------------------------------------------------
Year Ended 3/31/98                           22.34             21.36             21.38              21.44
-------------------------------------------------------------------------------------------------------------
Five Years Ended 3/31/98                     16.53             15.67              N/A                N/A
-------------------------------------------------------------------------------------------------------------
Ten Years Ended 3/31/98                      15.62              N/A               N/A                N/A
-------------------------------------------------------------------------------------------------------------
Inception* through 3/31/98                   14.54             16.93             15.47              19.50
=============================================================================================================

                                                                   With Sales Charge(2)
                                            -----------------------------------------------------------------
                                            Class A           Class B           Class C            Class Y
=============================================================================================================
Six Months Ended 3/31/98+                    (0.56)%           (0.75)%            3.31%              3.65%
-------------------------------------------------------------------------------------------------------------
Year Ended 3/31/98                           16.24             16.36             20.38              21.44
-------------------------------------------------------------------------------------------------------------
Five Years Ended 3/31/98                     15.35             15.55              N/A                N/A
-------------------------------------------------------------------------------------------------------------
Ten Years Ended 3/31/98                      15.02              N/A               N/A                N/A
-------------------------------------------------------------------------------------------------------------
Inception* through 3/31/98                   14.19             16.93             15.47              19.50
=============================================================================================================
=============================================================================================================
 Cumulative Total Return
=============================================================================================================

                                                                     Without Sales Charge(1)
=============================================================================================================
Class A (3/31/88 through 3/31/98)                                           326.87%
-------------------------------------------------------------------------------------------------------------
Class B (Inception* through 3/31/98)                                        132.71
-------------------------------------------------------------------------------------------------------------
Class C (Inception* through 3/31/98)                                         94.91
-------------------------------------------------------------------------------------------------------------
Class Y (Inception* through 3/31/98)                                         47.12
=============================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, C and Y shares are November 12, 1981, November 6, 1992, August 10, 1993 and January 31, 1996, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the period beginning January 31, 1996, which represents the date new share purchases were made into this class.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       5

================================================================================
Smith Barney Fundamental Value Fund Inc. at a Glance (unaudited)
================================================================================


Growth of $10,000 Invested in Class A Shares of the
Smith Barney Fundamental Value Fund Inc. vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------

                           March 1988 -- March 1998

                             [GRAPH APPEARS HERE]

                        Smith Barney                     Standard & Poor's
                  Fundamental Value Fund Inc.                500 Index
                  ---------------------------                ---------

Mar\88                      $ 9,493                           $10,000
Sep\88                      $10,524                           $10,701
Sep\89                      $12,971                           $14,229
Sep\90                      $10,864                           $12,913
Sep\91                      $14,499                           $16,927
Sep\92                      $16,530                           $18,796
Sep\93                      $20,700                           $21,235
Sep\94                      $21,718                           $22,015
Sep\95                      $26,048                           $28,556
Sep\96                      $29,885                           $34,357
Sep\97                      $36,708                           $48,247
Mar\98                      $40,524                           $56,550


+ Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1988, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 1998, compared to the Standard & Poor's 500 Index. The index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.



Industry Diversification of Common Stock*
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

Financial Services                 9.3%
Energy                            15.4%
Healthcare                         6.6%
Insurance                          3.7%
Paper Products                     5.1%
Real Estate                        8.1%
Retail                             7.3%
Technology and Computers          11.6%
Telecommunications                11.9%
Transportation                     5.2%
Other                             15.2%


Investment Breakdown
--------------------------------------------------------------------------------

                             [CHART APPEARS HERE]

Convertible Preferred Stock        0.2%
Options Purchased                  0.1%
Repurchase Agreements             12.7%
Common Stock                      87.0%

* As a percentage of total common stock.
--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments (unaudited)                                                                                   March 31, 1998
====================================================================================================================================

      SHARES                                                       SECURITY                                                VALUE
====================================================================================================================================
COMMON STOCK -- 87.0%
Aluminum -- 2.9%
         700,000        Aluminum Co. of America+++                                                                  $   48,168,750
------------------------------------------------------------------------------------------------------------------------------------
Chemicals -- 2.0%
         500,000        E.I. du Pont de Nemours & Co.                                                                   34,000,000
------------------------------------------------------------------------------------------------------------------------------------
Energy -- 13.4%
       3,000,000        Abacan Resource Corp.+                                                                           4,218,750
         480,200        Amerada Hess Corp.+++                                                                           28,001,663
         400,000        Amoco Corp.                                                                                     34,550,000
         200,000        Baker Hughes Inc.                                                                                8,050,000
         850,000        Dresser Industries, Inc.                                                                        40,853,125
         654,816        Louis Dreyfus Natural Gas Corp.+                                                                11,950,392
         800,000        Oryx Energy Co.+                                                                                20,800,000
       1,335,000        Pioneer Natural Resources Co.                                                                   33,208,125
         700,000        Royal Dutch Petroleum Co.++                                                                     39,768,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       221,400,805
------------------------------------------------------------------------------------------------------------------------------------
Entertainment -- 2.3%
         525,000        Time Warner, Inc.++                                                                             37,800,000
------------------------------------------------------------------------------------------------------------------------------------
Financial Services -- 8.1%
         500,000        American Express Co.                                                                            45,906,250
         550,000        BankAmerica Corp.                                                                               45,443,750
         300,000        Citicorp, Inc.++                                                                                42,600,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       133,950,000
------------------------------------------------------------------------------------------------------------------------------------
Foods and Beverages -- 2.6%
         787,500        Archer-Daniels-Midland Co.                                                                      17,275,781
         600,000        PepsiCo, Inc.@                                                                                  25,612,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        42,888,281
------------------------------------------------------------------------------------------------------------------------------------
Healthcare -- 5.7%
       1,000,000        Advanced Polymer Systems, Inc.+                                                                  8,625,000
         100,000        American Home Products Corp.                                                                     9,537,500
       1,603,664        Aphton Corp.+++#                                                                                20,346,487
         500,000        Johnson & Johnson++                                                                             36,656,250
         150,000        Merck & Co., Inc.                                                                               19,256,250
             266        Molecular Biosystems, Inc.+                                                                          2,461
           3,700        TRANSGENE S.A.                                                                                      56,194
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        94,480,142
------------------------------------------------------------------------------------------------------------------------------------
Insurance -- 3.2%
         425,000        American International Group, Inc.                                                              53,523,438
------------------------------------------------------------------------------------------------------------------------------------
Metal Manufacturing -- 0.9%
         679,000        RMI Titanium Co.+++                                                                             14,683,375
------------------------------------------------------------------------------------------------------------------------------------
Metals and Mining -- 2.7%
       1,850,000        Barrick Gold Corp.                                                                              40,006,250
       1,322,300        Golden Star Resources Ltd.+                                                                      4,214,831
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        44,221,081
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       7

====================================================================================================================================
Schedule of Investments (unaudited) (continued)                                                                       March 31, 1998
====================================================================================================================================

      SHARES                                                       SECURITY                                                VALUE
====================================================================================================================================
Paper Products -- 4.4%
       5,700,000        Asia Pacific Resource International Holding Ltd., Class A Shares+++                         $   11,043,750
       1,425,000        Asia Pulp & Paper Co. Ltd.                                                                      21,196,875
         636,000        Georgia-Pacific Group                                                                           41,181,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        73,421,625
------------------------------------------------------------------------------------------------------------------------------------
Real Estate -- 7.0%
       1,300,000        Del E. Webb Corp.                                                                               39,650,000
         875,200        Spieker Properties, Inc.                                                                        36,102,000
       1,300,000        The Rouse Co.++                                                                                 40,950,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       116,702,000
------------------------------------------------------------------------------------------------------------------------------------
Restaurants -- 0.4%
         260,000        Lonestar Steakhouse & Saloon, Inc.+                                                              5,898,750
------------------------------------------------------------------------------------------------------------------------------------
Retail -- 6.3%
       1,300,000        Toys "R" Us, Inc.+                                                                              39,081,250
       1,300,000        Wal-Mart Stores, Inc.++                                                                         66,056,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       105,137,500
------------------------------------------------------------------------------------------------------------------------------------
Technology and Computers -- 10.1%
       1,200,000        Adobe Systems, Inc.+                                                                            54,225,000
       1,000,000        Cypress Semiconductor Corp.+                                                                    10,125,000
       1,000,000        FOCUS Enhancements, Inc.+                                                                        2,390,000
         300,000        Intel Corp.@                                                                                    23,418,750
         300,000        International Business Machines Corp.                                                           31,162,500
         300,000        Motorola, Inc.@                                                                                 18,187,500
         500,000        Texas Instruments, Inc.++                                                                       27,062,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       166,571,250
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 10.4%
         675,000        American Telephone & Telegraph Corp.+++                                                         44,296,875
         866,006        Citizens Utilities Co., Class B Shares+                                                          9,147,189
         750,000        COMSAT Corp.                                                                                    25,828,125
         813,000        Cox Communications, Inc.+++                                                                     34,146,000
         874,500        Scientific-Atlanta, Inc.                                                                        17,107,406
       1,336,023        Tele-Communications, Inc., Class A Shares+++                                                    41,541,965
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       172,067,560
------------------------------------------------------------------------------------------------------------------------------------
Transportation -- 4.6%
         200,000        AMR Corp.+@                                                                                     28,637,500
       2,000,000        Fruehauf Trailer Corp.+                                                                             24,000
         425,000        General Motors Corp.                                                                            28,660,938
         325,000        Union Pacific Corp.                                                                             18,260,938
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        75,583,376
------------------------------------------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK
                        (Cost -- $937,899,962)                                                                       1,440,497,933
====================================================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments (unaudited) (continued)                                                                       March 31, 1998
====================================================================================================================================

      SHARES                                                       SECURITY                                                VALUE
====================================================================================================================================
CONVERTIBLE PREFERRED STOCK -- 0.2%
Transportation -- 0.2%
          73,400        Union Pacific Capital Trust 6.25% (Cost -- $3,670,000)                                      $    3,945,250
====================================================================================================================================
OPTIONS PURCHASED -- 0.1%
         300,000        Intel Corp. Put @ $80, Expire 4/18/98                                                            1,050,000
         100,000        Motorola, Inc. Put @ $55, Expire 4/18/98                                                            31,250
------------------------------------------------------------------------------------------------------------------------------------
                        TOTAL OPTIONS PURCHASED
                        (Cost -- $687,000)                                                                               1,081,250
====================================================================================================================================
                        SUB-TOTAL INVESTMENTS
                        (Cost -- $942,256,962)                                                                       1,445,524,433
====================================================================================================================================

====================================================================================================================================
       FACE
      AMOUNT                                                       SECURITY                                             VALUE
====================================================================================================================================
REPURCHASE AGREEMENTS -- 12.7%
    $ 10,325,000        Goldman, Sachs & Co., 5.843% due 4/1/98;
                        Proceeds at maturity -- $10,326,676;
                        (Fully collateralized by U.S. Treasury Notes,
                        5.375% due 1/31/00; Market value -- $10,536,063)                                                10,325,000
     200,910,000        Morgan Stanley & Co., 5.909% due 4/1/98;
                        Proceeds at maturity -- $200,942,980;
                        (Fully collateralized by U.S. Treasury Notes, 5.875% due 11/30/01;
                        Market value -- $205,000,000)                                                                  200,910,000
------------------------------------------------------------------------------------------------------------------------------------
                        TOTAL REPURCHASE AGREEMENTS
                        (Cost -- $211,235,000)                                                                         211,235,000
====================================================================================================================================
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $1,153,491,962*)                                                                   $1,656,759,433
====================================================================================================================================

+    Non-income producing security.

++   A portion of this security is on loan.

@    Security segregated by Custodian to cover written call options.

# A portion of this issue is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

*    Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       9

================================================================================
Statement of Assets and Liabilities (unaudited)                   March 31, 1998
================================================================================

ASSETS:
     Investments, at value (Cost -- $942,256,962)                 $1,445,524,433
     Repurchase agreements (Cost -- $211,235,000)                    211,235,000
     Cash                                                                    543
     Collateral for securities loaned (Note 6)                       207,321,000
     Receivable for securities sold                                      972,586
     Dividends and interest receivable                                 1,043,718
--------------------------------------------------------------------------------
     Total Assets                                                  1,866,097,280
--------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities loaned (Note 6)                          207,321,000
     Options written (Note 5)                                          4,193,750
     Payable for securities purchased                                  3,882,813
     Investment advisory fees payable                                    756,576
     Distribution fees payable                                           323,621
     Administration fees payable                                         313,880
     Payable for Fund shares purchased                                    25,875
     Accrued expenses                                                    264,108
--------------------------------------------------------------------------------
     Total Liabilities                                               217,081,623
--------------------------------------------------------------------------------
Total Net Assets                                                  $1,649,015,657
================================================================================
NET ASSETS:
     Par value of capital shares                                  $      147,212
     Capital paid in excess of par value                           1,113,128,104
     Undistributed net investment income                               4,266,343
     Accumulated net realized gain
        from security transactions and options                        27,998,925
     Net unrealized appreciation
        of investments and options                                   503,475,073
--------------------------------------------------------------------------------
Total Net Assets                                                  $1,649,015,657
================================================================================
Shares Outstanding:
     Class A                                                          56,438,711
     ---------------------------------------------------------------------------
     Class B                                                          79,575,490
     ---------------------------------------------------------------------------
     Class C                                                           6,272,633
     ---------------------------------------------------------------------------
     Class Y                                                           4,925,575
     ---------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                       $11.22
     ---------------------------------------------------------------------------
     Class B *                                                            $11.19
     ---------------------------------------------------------------------------
     Class C **                                                           $11.19
     ---------------------------------------------------------------------------
     Class Y (and redemption price)                                       $11.23
     ---------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
     (net asset value plus 5.26% of net asset value per share)            $11.81
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 3).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)      For the Six Months Ended March 31, 1998
================================================================================

INVESTMENT INCOME:
     Dividends                                                    $   8,699,562
     Interest                                                         6,569,190
     Less: Foreign withholding tax                                      (68,988)
-------------------------------------------------------------------------------
     Total Investment Income                                         15,199,764
-------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 3)                                       5,478,600
     Investment advisory fees (Note 3)                                4,350,315
     Administration fees (Note 3)                                     1,590,540
     Shareholder and system servicing fees                              872,970
     Shareholder communications                                          99,294
     Registration fees                                                   98,622
     Directors' fees                                                     42,384
     Custody                                                             34,253
     Audit and legal                                                     31,197
     Other                                                               17,593
-------------------------------------------------------------------------------
     Total Expenses                                                  12,615,768
-------------------------------------------------------------------------------
Net Investment Income                                                 2,583,996
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND OPTIONS (NOTES 4 AND 5):
     Realized Gain (Loss) From:
        Security Transactions (excluding short-term securities)      65,223,461
        Options purchased                                            (5,627,698)
        Options written                                               2,474,565
-------------------------------------------------------------------------------
     Net Realized Gain                                               62,070,328
-------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation
     of Investments and Options:
        Beginning of period                                         501,216,420
        End of period                                               503,475,073
-------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                          2,258,653
-------------------------------------------------------------------------------
Net Gain on Investments and Options                                  64,328,981
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $  66,912,977
===============================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      11

===========================================================================================
Statements of Changes in Net Assets
===========================================================================================

For the Six Months Ended March 31, 1998 (unaudited) and the Year Ended September 30, 1997

                                                               1998               1997
===========================================================================================
OPERATIONS:
     Net investment income                               $     2,583,996    $    10,530,839
     Net realized gain                                        62,070,328         45,614,564
     Increase in net unrealized appreciation                   2,258,653        324,560,554
-------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                   66,912,977        380,705,957
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                    (7,518,280)       (13,542,817)
     Net realized gains                                      (77,882,402)       (59,901,401)
-------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                        (85,400,682)       (73,444,218)
-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
     Net proceeds from sale of shares                        144,935,474        344,615,197
     Net asset value of shares issued for reinvestment
        of dividends                                          79,452,277         67,806,116
     Cost of shares reacquired                              (273,826,138)      (253,681,008)
-------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From
        Fund Share Transactions                              (49,438,387)       158,740,305
-------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                            (67,926,092)       466,002,044

NET ASSETS:
     Beginning of period                                   1,716,941,749      1,250,939,705
-------------------------------------------------------------------------------------------
     End of period*                                      $ 1,649,015,657    $ 1,716,941,749
===========================================================================================
* Includes undistributed net investment income of:       $     4,266,343    $     9,200,627
===========================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1.   Significant Accounting Policies

Smith Barney Fundamental Value Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and ask price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; interest income is recorded on the accrual basis; (e) realized gains or losses on the sale of securities are calculated based on the specific identification method;
(f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward foreign currency contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2.   Repurchase Agreements

The Fund purchases, and its custodian takes possession of, U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

3.   Investment Advisory Agreement and Other Transactions

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser of the Fund. The Fund pays MMC an advisory fee calculated at an annual rate of 0.55% of the average daily net assets up to $1.5 billion and 0.50% of the average daily net assets in excess of $1.5 billion. This fee is calculated daily and paid monthly.



--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      13

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

MMC also serves as administrator for the Fund and is paid a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares. For the six months ended March 31, 1998, SB received brokerage commissions of $134,700 and sales charges of approximately $256,000 on sales of the Fund's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the six months ended March 31, 1998, CDSCs paid to SB were:

                                         Class A       Class B      Class C
================================================================================
CDSCs                                    $14,000      $566,000      $6,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended March 31, 1998, total Distribution Plan fees incurred were:

                                          Class A       Class B      Class C
================================================================================
Distribution Plan Fees                   $730,680     $4,400,953    $346,967
================================================================================

All officers and one Director of the Fund are employees of SB.

4.   Investments

During the six months ended March 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                 $309,748,493
--------------------------------------------------------------------------------
Sales                                                      486,688,433
================================================================================

At March 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                             $534,903,922
Gross unrealized depreciation                              (31,636,451)
--------------------------------------------------------------------------------
Net unrealized appreciation                               $503,267,471
================================================================================

5.   Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At March 31, 1998 the Fund held two purchased put options with a total cost of $687,000.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received


--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following covered call option transactions occurred during the six months ended March 31, 1998:

                                                                                                  Number of
                                                                                                  Contracts             Premiums
====================================================================================================================================
Options written, outstanding at September 30, 1997                                                  13,950             $  3,824,211
Options written during the six months ended March 31, 1998                                          69,400               15,988,718
Options cancelled in closing purchase transactions                                                 (54,200)             (12,149,637)
Options expired                                                                                    (17,150)              (3,261,940)
------------------------------------------------------------------------------------------------------------------------------------
Options written, outstanding at March 31, 1998                                                      12,000             $  4,401,352
====================================================================================================================================

The following represents the covered call option written contracts open as of March 31, 1998:

   Number of                                                                                              Strike
   Contracts                                                                             Expiration        Price           Value
====================================================================================================================================
       2,000   AMR Corp.                                                                    1/16/99        $150.00       $3,150,000
       3,000   Intel Corp.                                                                  4/18/98         100.00           18,750
       1,000   Motorola Inc.                                                                4/18/98          70.00           12,500
       6,000   PepsiCo Inc.                                                                 1/16/99          50.00        1,012,500
------------------------------------------------------------------------------------------------------------------------------------
               Total Covered Call Options Written
               (Premiums received -- $4,401,352)                                                                         $4,193,750
====================================================================================================================================

6.   Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At March 31, 1998, the Fund loaned common stocks having a value of $201,093,071 and holds the following collateral for loaned securities.

Security Description                                                 Value
================================================================================
Time Deposits:
   Banco Bilbao Vizcaya, 6.188% due 4/1/98                       $ 47,488,625
   Societe Generale, 6.125% due 4/1/98                             47,488,625
   Toronto Dominion, 6.150% due 4/1/98                             47,488,625
   Bank of Montreal, 5.875% due 4/1/98                                837,067
Repurchase Agreements:
   Goldman, Sachs & Co., 6.100% due 4/1/98                         44,205,125
Commercial Paper:
   CXC, Inc., 5.560% due 4/20/98                                   19,812,933
--------------------------------------------------------------------------------
Total                                                            $207,321,000
================================================================================

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      15

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

7.   Capital Shares

At March 31, 1998, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At March 31, 1998, total paid-in capital amounted to the following for each class:

                                                 Class A                 Class B                Class C              Class Y
================================================================================================================================
Total Paid-in Capital                         $437,692,663            $582,359,086            $53,741,652          $39,481,915
================================================================================================================================

Transactions in shares of each class were as follows:

                                        Six Months Ended                    Year Ended
                                         March 31, 1998                  September 30, 1997
                                   ---------------------------      -----------------------------
                                     Shares          Amount            Shares          Amount
=================================================================================================
Class A
Shares sold                         5,246,309    $  57,189,362        9,972,656    $  99,959,293
Shares issued on reinvestment       3,125,010       32,667,488        2,932,597       27,939,714
Shares redeemed                    (5,221,060)     (56,219,835)      (8,852,499)     (89,440,037)
-------------------------------------------------------------------------------------------------
Net Increase                        3,150,259    $  33,637,015        4,052,754    $  38,458,970
=================================================================================================
Class B
Shares sold                         4,181,124    $  44,471,055       17,327,879    $ 171,344,809
Shares issued on reinvestment       4,153,333       43,315,188        3,953,348       37,410,822
Shares redeemed                   (11,059,310)    (118,644,754)     (14,990,088)    (150,758,176)
-------------------------------------------------------------------------------------------------
Net Increase (Decrease)            (2,724,853)   $ (30,858,511)       6,291,139    $  57,997,455
=================================================================================================
Class C
Shares sold                           632,628    $   6,740,209        2,633,362    $  26,239,606
Shares issued on reinvestment         332,717        3,469,601          259,478        2,455,580
Shares redeemed                    (1,051,274)     (11,311,010)      (1,345,937)     (13,482,795)
-------------------------------------------------------------------------------------------------
Net Increase (Decrease)               (85,929)   $  (1,101,200)       1,546,903    $  15,212,391
=================================================================================================
Class Y
Shares sold                         3,358,820    $  36,534,848        4,733,074    $  47,071,489
Shares issued on reinvestment              --               --               --               --
Shares redeemed                    (7,955,204)     (87,650,539)              --               --
-------------------------------------------------------------------------------------------------
Net Increase (Decrease)            (4,596,384)   $ (51,115,691)       4,733,074    $  47,071,489
=================================================================================================


--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each period:

Class A Shares                              1998(1)            1997            1996            1995            1994           1993
====================================================================================================================================
Net Asset Value, Beginning of Period        $11.37             $9.31           $8.66           $8.20           $8.42          $7.22
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                      0.04              0.11            0.20            0.17            0.09           0.07
   Net realized and unrealized gain           0.45              2.52            1.01            1.23            0.30           1.65
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                  0.49              2.63            1.21            1.40            0.39           1.72
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                     (0.10)            (0.13)          (0.19)          (0.13)          (0.08)         (0.06)
   Net realized gains                        (0.54)            (0.44)          (0.37)          (0.81)          (0.53)         (0.46)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.64)            (0.57)          (0.56)          (0.94)          (0.61)         (0.52)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $11.22            $11.37           $9.31           $8.66           $8.20          $8.42
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                  4.69%++          29.53%          14.73%          19.94%           4.92%         25.23%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $633,146          $606,054        $458,208        $386,297        $264,765       $123,118
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                   1.14%+            1.14%           1.22%           1.34%           1.30%          1.45%
   Net investment income                      0.78+             1.14            2.32            2.19            1.90           1.00
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         23%               46%             57%             45%            108%           111%
------------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(2)            $0.04             $0.04           $0.05           $0.05              --             --
====================================================================================================================================

(1)  For the six months ended March 31, 1998 (unaudited).

(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      17

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

Class B Shares                             1998(1)           1997           1996            1995            1994            1993(2)
====================================================================================================================================
Net Asset Value, Beginning of Period       $11.31            $9.26          $8.62           $8.16           $8.37           $7.31
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                       --             0.03           0.13            0.12            0.09            0.05
   Net realized and unrealized gain          0.44             2.52           1.01            1.23            0.25            1.52
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                 0.44             2.55           1.14            1.35            0.34            1.57
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                    (0.02)           (0.06)         (0.13)          (0.08)          (0.02)          (0.05)
   Net realized gains                       (0.54)           (0.44)         (0.37)          (0.81)          (0.53)          (0.46)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                         (0.56)           (0.50)         (0.50)          (0.89)          (0.55)          (0.51)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $11.19           $11.31          $9.26           $8.62           $8.16           $8.37
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                 4.20%++         28.62%         13.82%          19.19%           4.21%          22.82%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $890,400         $930,436       $703,552        $538,759        $361,254        $114,146
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                  1.91%+           1.90%          1.97%           2.09%           2.06%           2.26%+
   Net investment income                       --             0.38           1.56            1.44            1.13            0.19+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        23%              46%            57%             45%            108%            111%
------------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(3)           $0.04            $0.04          $0.05           $0.05              --              --
====================================================================================================================================

(1)  For the six months ended March 31, 1998 (unaudited).

(2)  For the period from November 6, 1992 (inception date) to September 30,
     1993.

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

Class C Shares                            1998(1)            1997           1996           1995           1994         1993(2)
=================================================================================================================================
Net Asset Value, Beginning of Period       $11.30            $9.26          $8.62          $8.16          $8.37         $8.15
---------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                       --             0.03           0.14           0.12           0.05          0.00
   Net realized and unrealized gain          0.45             2.51           1.00           1.24           0.29          0.22
---------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                 0.45             2.54           1.14           1.36           0.34          0.22
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                    (0.02)           (0.06)         (0.13)         (0.09)         (0.02)           --
   Net realized gains                       (0.54)           (0.44)         (0.37)         (0.81)         (0.53)           --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                         (0.56)           (0.50)         (0.50)         (0.90)         (0.55)           --
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $11.19           $11.30          $9.26          $8.62          $8.16         $8.37
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                 4.30%++         28.52%         13.82%         19.33%          4.24%         2.70%++
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $70,164          $71,874        $44,539        $21,812         $1,652          $308
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                  1.92%+           1.92%          1.96%          2.09%          2.23%         2.25%+
   Net investment income                       --             0.36           1.52           1.44           0.96          0.20+
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        23%              46%            57%            45%           108%          111%
---------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(3)           $0.04            $0.04          $0.05          $0.05             --            --
=================================================================================================================================

Class Y Shares                              1998(1)          1997              1996(4)
=========================================================================================
Net Asset Value, Beginning of Period        $11.40            $9.32             $8.54
-----------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                      0.10             0.14              0.23
   Net realized and unrealized gain           0.41             2.54              0.55
-----------------------------------------------------------------------------------------
Total Income From Operations                  0.51             2.68              0.78
-----------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                     (0.14)           (0.16)               --
   Net realized gains                        (0.54)           (0.44)               --
-----------------------------------------------------------------------------------------
Total Distributions                          (0.68)           (0.60)               --
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period              $11.23           $11.40             $9.32
-----------------------------------------------------------------------------------------
Total Return                                  3.65%++         30.06%             9.13%*++
-----------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $55,306         $108,578           $44,641
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                   0.78%+           0.78%             0.75%+
   Net investment income                      1.04+            1.48              2.58+
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                         23%              46%               57%
-----------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(3)            $0.04            $0.04             $0.05
=========================================================================================

(1)  For the six months ended March 31, 1998 (unaudited).

(2)  For the period from August 10, 1993 (inception date) to September 30, 1993.

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share. (4) For the period from January 31, 1996 (inception date) to September 30, 1996.

* During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the period beginning January 31, 1996, which represents the date new share purchases were made into this class.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      19

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

On March 9, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

     1.   To elect Directors of the Fund; and

     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                                                            Percentage                                      Percentage
                                    Shares Voted             of Shares             Shares Voted              of Shares
Name of Directors                        For                   Voted                  Against                  Voted
=========================================================================================================================
Lloyd J. Andrews                   76,470,223.837             96.54%               2,740,580.523               3.46%
Robert M. Frayn                    76,622,781.950             96.73%               2,588,022.410               3.27%
Leon P. Gardner                    76,585,990.516             96.69%               2,624,813.844               3.31%
Howard J. Johnson                  76,636,820.163             96.75%               2,573,984.197               3.25%
David E. Maryatt                   76,647,941.882             96.77%               2,562,862.478               3.23%
Heath B. McLendon                  76,560,898.090             96.66%               2,649,906.270               3.34%
Frederick O. Paulsell              76,668,143.502             96.79%               2,542,660.858               3.21%
Jerry A. Viscione                  76,640,284.229             96.76%               2,570,520.131               3.24%
Julie W. Weston                    76,629,280.996             96.74%               2,581,523.364               3.26%
=========================================================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The chart below demonstrates that all proposals were approved by shareholders.

=========================================================================================================================
Modification of the Fundamental Policy/Diversification                                                        Approved
-------------------------------------------------------------------------------------------------------------------------
Modification of the Fundamental Policy/Puts and Calls                                                         Approved
-------------------------------------------------------------------------------------------------------------------------
Modification of the Fundamental Policy/Underwriting of Securities                                             Approved
-------------------------------------------------------------------------------------------------------------------------
Modification of the Fundamental Policy/Borrowing                                                              Approved
-------------------------------------------------------------------------------------------------------------------------
Modification of the Fundamental Policy/Lending by the Fund                                                    Approved
-------------------------------------------------------------------------------------------------------------------------
Modification of the Fundamental Policy/Margin and the Short Sales of Securities                               Approved
-------------------------------------------------------------------------------------------------------------------------
Modification of the Fundamental Policy/Real Estate                                                            Approved
=========================================================================================================================

The information below reports the lowest percentage of shares voting for Proposal 2, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.

                        Percentage                                  Percentage                              Percentage
  Shares Voted           of Shares         Shares Voted              of Shares              Shares           of Shares
       For                 Voted              Against                  Voted              Abstaining         Abstained
=========================================================================================================================
 70,370,391.651           89.220%          1,793,044.796              2.274%             6,709,195.913        8.506%
=========================================================================================================================


--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

Smith Barney
Fundamental Value
Fund Inc.

Directors                              Investment Adviser and Administrator
Lloyd J. Andrews                       Mutual Management Corp.
Robert M. Frayn, Jr.
Leon P. Gardner                        Distributor
Howard J. Johnson                      Smith Barney Inc.
David E. Maryatt
Heath B. McLendon, Chairman            Custodian
Frederick O. Paulsell                  PNC Bank, N.A.
Jerry A. Viscione
Julie W. Weston                        Shareholder Servicing Agent
                                       First Data Investor Services Group, Inc.
                                       P.O. Box 9134
Officers                               Boston, MA 02205-9134
Heath B. McLendon
President and
Chief Executive Officer
                                       This report is for the information of
Lewis E. Daidone                       shareholders of Smith Barney Fundamental
Senior Vice President                  Value Fund Inc. It is not authorized for
and Treasurer                          distribution to prospective investors
                                       unless accompanied by a current
John G. Goode                          Prospectus for the Fund, which contains
Vice President and                     information concerning the Fund's
Investment Officer                     investment policies and expenses as well
                                       as other pertinent information.
Peter Hable
Investment Officer

Thomas M. Reynolds                     SMITH BARNEY
Controller                             ------------

Christina T. Sydor                           A Member of TravelersGroup[LOGO]
Secretary


                                       Smith Barney Fundamental
                                       Value Fund Inc.
                                       Smith Barney Mutual Funds
                                       388 Greenwich Street
                                       New York, New York 10013

                                       www.smithbarney.com


                                       FD01118 5/98